Exhibit 10.6

                           Form of Purchase Agreement

                               PURCHASE AGREEMENT


         THIS PURCHASE AGREEMENT is made as of _____________________, 19__, by and between CNL ___________________________ ("Buyer") whose address is 400 East South Street, Orlando, Florida 32801 and ____________________, a _____________
corporation ("Seller") with a mailing address at _____________________________.

                              PRELIMINARY STATEMENT

         WHEREAS,  CNL  ___________________________   ("CNL")  and  Seller  have
entered into that certain Commitment (the "Commitment") dated ______________, 19___ given by CNL and accepted by Seller on ______________, 1998 for the purchase, sale and leaseback of certain properties presently operated or to be constructed and operated as _____________ health care facilities; and

         WHEREAS, Seller is the owner of that certain parcel of real estate located in ______________, __________ County, ___________ and more particularly described on Exhibit "A" attached hereto (hereinafter referred to as the "Property"), which Buyer desires to purchase and to lease to Seller pursuant to the Commitment and a Lease Agreement (the "Lease"), and Buyer and Seller have entered into this Agreement for such purchase and as a part of the obligations of CNL and Seller under the Commitment.

                                    AGREEMENT

         In consideration of the mutual covenants and provisions of this Agreement, Buyer and Seller agree as follows:

         1. Commitment. In the event of a conflict between the terms of this Purchase Agreement and the Commitment, the Commitment shall prevail. In the event of any conflict between the terms of the Commitment and the Lease, the Lease shall prevail.

         2. Definitions. The following terms shall have the following meanings for all purposes of this Agreement.

                  "Buyer" means CNL ___________________, and/or its affiliates.

                  "Closing Date" means the date specified in Section 5.

                  "Escrow Agent" means ________________________________________.

                  "Property" means the parcel of real estate described on Exhibit "A" attached hereto, together with all buildings, fixtures and other improvements now located thereon or to be constructed thereon.

     "Purchase Price" means the amount set forth in Section 4 of this Agreement.

                  "Seller" means ________________, a ______________ corporation.

     "Title Company" means Lawyers Title Insurance Corporation, Tampa National Division.

     "Title Commitment" means the title insurance commitment for the Property provided to Buyer from Title Company, in accordance with the terms of Paragraph 8.A. of the Commitment.

         3. Purchase and Sale of the Property. On the terms and subject to the conditions set forth in this Agreement, Seller shall sell and Buyer shall purchase the Property, and Buyer and Seller shall enter into a Lease by which Buyer shall lease Property to Seller.

         4. Purchase Price. The Purchase Price for the Property shall be $ , plus closing adjustments in accordance with the Commitment, which shall be payable in cash or via wire transfer on the Closing Date.

         5. Closing Date. The Closing Date for this Agreement shall be on or before , 19__.

         6. Condition of Title. Prior to the Closing Date, Buyer shall be provided with the Title Commitment from the Title Company in the form required by the Commitment, together with copies of all exceptions and requirements listed therein. Within ten (10) business days after the receipt by Buyer of both the Title Commitment and the other items to be delivered by Seller pursuant to the terms of Paragraph 7 of this Agreement or five (5) days after the parties' execution of this Agreement, whichever is later, Buyer shall give Seller written notice of (a) Buyer's objections, if any, as to the status of title with respect to the Property as reflected in the Title Commitment and (b) what remedial actions, if any, must be taken by Seller in order to eliminate such objections of Buyer. Within ten (10) days after the receipt by Seller of Buyer's notice, Seller shall either (i) take (or cause others to take) such remedial actions to eliminate Buyer's objections to title prior to the Closing Date, or (ii) terminate this Agreement by written notice to Buyer, in which event Seller and Buyer shall have only those liabilities and obligations to each other which are specified in the Commitment. Except for the Schedule B-I requirements, the "standard" Schedule B-II exceptions and the "gap" exception in Schedule B-II of the Commitment, which shall be deleted by the Title Company at closing, and subject to issuance by the Title Company of all endorsements requested by the Buyer, pursuant to Buyer's written instructions pursuant to Paragraph 8.B. below, all matters reflected in the Title Commitment with respect to which Buyer does not give Seller notice in accordance with the provisions of this Paragraph shall be deemed to be "Permitted Exceptions."

         7. Seller's Delivery of Certain Documents. Not less than five (5) days prior to the Closing Date, Seller shall obtain and deliver to Buyer certain items with respect to the Property, as described in and required by the terms of Paragraph 8 of the Commitment (except any of the foregoing items which Buyer has agreed in writing to order on its own behalf).

         8.       Closing.  On or before the Closing Date:

     A. Seller's Closing Documents. Seller shall deliver to Title Company or Buyer, as may be appropriate:

                  (i) a Warranty Deed, duly executed by Seller, free of all liens, encumbrances, restrictions, encroachment and easements, except for Permitted Exceptions;

                  (ii)     an executed and acknowledged Lease;

                  (iii)    an executed and acknowledged Memorandum of Lease;

                  (iv) written confirmation to Title Company directing it to close this transaction; and

                  (v) such other documents and affidavits as Buyer or the Title Company may reasonably require, including appropriate corporate certificates of status and authorizing resolutions for Seller.

         B.       Buyer.

                  (i) Deposit of Funds. Buyer shall deposit the Purchase Price in escrow with Title Company, together with any other amounts required to be paid by Buyer pursuant to the terms of this Agreement.

                  (ii) Buyer's Closing Documents. Buyer shall deliver to Title Company or Seller, as may be appropriate:

                           (a)      an executed and acknowledged Lease;

                           (b) an executed and acknowledged Memorandum of Lease;

                           (c)      written   instructions   to  Title   Company
                                    directing it to close this transaction; and

                           (d) such other documents as Seller or the Title Company may reasonably require.

         All closing documents shall be dated as of the Closing Date.

         9. Costs and Expenses. Seller and Buyer agree to pay their respective costs as specified in the Commitment, including without limitation, title insurance premiums and fees, survey costs, recording fees, stamp taxes and transfer fees. Taxes, assessments and other charges shall not be prorated as of the Closing Date but shall be borne by Seller, as Lessee, under the Lease.

         10. Escrow Agent. Seller and Buyer hereby employ Title Company to act as escrow agent in connection with this transaction upon the following terms and conditions:

                  A. Seller and Buyer will deliver to Title Company all documents, pay to Title Company all sums and do or cause to be done all other things necessary or required by this Agreement, in the reasonable judgment of Title Company, to enable it to comply herewith and to enable any title insurance policy provided for herein to be issued.

                  B. Title Company is authorized to pay from any funds held by it for Buyer's or Seller's respective credit all amounts necessary to procure the delivery of such documents and to pay, on their behalf, all charges and obligations payable by them respectively. Seller and Buyer will each pay all charges payable by them to Title Company.

                  C. Title Company is authorized, in the event any demand is made upon it concerning these instructions or the escrow, at its election, to hold any money and documents deposited hereunder until an action shall be brought in a court of competent jurisdiction to determine the rights of Seller and Buyer or to interplead said parties by an action brought in any such court. Deposit by Title Company of said documents and funds shall relieve Title Company of all further liability and responsibility.

                  D. Buyer and Seller will indemnify and save harmless Title Company against all costs, damages, attorney's fees, expenses and liabilities, which it may incur or sustain in connection with these instructions or the escrow or any court action arising therefrom and will pay the same upon demand.

                  E. Payment of any funds into escrow prior to the Closing Date shall be made by wire transfer. Disbursement of any funds from the closing for the benefit of Seller shall be made as directed by Seller. Title Company shall be under no obligation to disburse any funds represented by check or draft, and no check or draft shall be payment to Title Company in compliance with any of the requirements hereof, until it is advised by the bank in which deposited that such check or draft has been honored.

                  F. Title Company is authorized to act upon any statement furnished by the holder or payee, or a collection agent for the holder or payee, of any lien on or charge or assessment in connection with a Property, concerning the amount of such charge or assessment or the amount secured by such lien without liability or responsibility for the accuracy of such statement.

                  G. The employment of Title Company, as escrow agent, shall not affect any rights of subrogation under the terms of any title insurance policy issued pursuant to the provisions thereof.

         11. Conditions of Closing for Buyer. The obligations of Buyer are subject to the fulfillment or waiver of each of the following conditions set forth below:

     A. Closing Documents. At or prior to the Closing Date, Seller shall have executed and delivered Seller's closing documents in accordance with Paragraph 8 of this Agreement.

                  B. Compliance with Commitment. At the Closing Date, Seller shall be in compliance with its obligations under the Commitment.

         12. Conditions of Closing for Seller. The obligations of Seller are subject to the fulfillment or waiver of each of the following conditions set forth below:

     A. Closing Documents. At or prior to the Closing Date, Buyer shall have executed and delivered Buyer's closing documents in accordance with Paragraph 8 of this Agreement.

                  B. Compliance with Commitment. At the Closing Date, Buyer shall be in compliance with its obligations under the Commitment.

         13. Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows:

                  A. Buyer is duly organized, validly existing and in good standing under the laws of its state of registration and qualified to do business in the jurisdiction in which the Property is located. All necessary action has been taken to authorize the execution, delivery and performance of this Agreement and of the other documents, instruments and agreements provided for herein.

                  B. The person or persons who have executed this Agreement on behalf of Buyer are duly authorized to do so.

         14. Representation and Warranties of Seller. Seller represents and warrants to Buyer as follows:

                  A. Seller is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and qualified as a foreign corporation to do business in the jurisdiction in which the Property is located. All necessary corporate action has been taken to authorize the execution, delivery and performance of this Agreement and of the other documents, instruments and agreements provided for herein.

                  B. The person or persons who have executed this Agreement on behalf of Seller are duly authorized to do so.

                  C. The Property and the existing use thereof and the condition thereof does not violate any applicable deed restrictions, zoning or subdivision regulations, urban redevelopment plans, local, state or federal environmental law or regulation or any building or fire code applicable to the Property.

                  D. There is no pending or, to Seller's knowledge, threatened litigation or other proceeding affecting the title to or the use or operation of the Property.

                  E.  Seller is not a "foreign  person"  within  the  meaning of
Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and Seller shall certify its taxpayer identification number at Closing.

                  F. To the best of Seller's knowledge, there are no federal, state, county or municipal plans to restrict or change access from any highway or road to the Property.

                  G. The Property is a separate parcel for real estate tax assessment purposes.

                  H. To the best of Seller's knowledge, all of the information furnished to Buyer pursuant to the terms of the Commitment regarding the Property is true, complete and correct.

         All of the representations, warranties and agreements of Seller set forth herein and elsewhere in this Agreement shall be true upon the execution of this Agreement and shall be reaffirmed and repeated in writing at and as of the Closing Date, but not subsequent to the Closing Date, and shall survive the Closing Date.

         15. Assignment. Buyer may assign in whole or in part its rights under this Agreement without Seller's prior written consent to an affiliate of Buyer, but Buyer agrees to give Seller notice thereof prior to Closing.

         16. Default. In the event that a party defaults in the performance of its obligations hereunder, the party not in default shall have the option (a) to cancel this Agreement by delivering to the defaulting party and to the Title Company a written notice of cancellation or (b) to deliver to the defaulting party and to Title Company a written notice demanding that the defaulting party comply with the terms hereof within ten (10) days from the receipt of said notice by the defaulting party. If this Agreement is so cancelled, Seller and Buyer shall have only those liabilities and obligations to each other which are specified in the Commitment. Upon such termination, the Title Company is authorized to return all documents deposited hereunder to the party who delivered the same except documents executed by Seller and Buyer, which shall be marked "cancelled" and retained in the files of Title Company.

         17.      Miscellaneous Provisions.

                  A. Notices. All notices, consents, approvals, or other instruments required or permitted to be given by either party shall be in writing and shall be deemed to have been properly given if sent by registered or certified mail, return receipt requested, Federal Express, Airborne, Emery, DHL, Express Mail, or by other recognized overnight courier service, postage and other charges prepaid, to the parties at the addresses set forth in the first Paragraph hereof or to such other address as either party may give notice pursuant to this section from time to time. All notices shall be deemed received when delivered to the address specified.

                  B. Risk of Loss. Seller shall assume the risk of loss, damage or destruction of the Property or any part thereof prior to the Closing Date.

                  C. Condemnation. In the event of a taking of any part or all of the Property prior to closing, Buyer at its option shall have the right to either (i) receive the proceeds of any condemnation award and proceed to close with respect to the Property or (ii) withdraw the Property from these transactions.

                  D. Real Estate Commission. Buyer and Seller shall not be obligated to pay any commission or finder's fee to any broker, real estate broker or agent in connection with this transaction. To the extent Seller or Buyer has engaged the services of any such broker, real estate broker or agent, Seller or Buyer, as the case may be, hereby indemnify and agree to hold the other harmless from and against any and all costs, expense, loss, and damage, including but not limited to attorney's fees and court costs, arising or resulting directly or indirectly out of any claim by any broker, real estate broker or agent in connection with this transaction.

                  E. Amendment and Waiver. Upon execution by the parties, this Agreement may not be altered or amended. Waiver of any matter by either party shall not be deemed a waiver of the same or any other matter on any future occasion.

                  F. Other Documents. Each of the parties agrees to sign such other and further documents as may be appropriate to carry out the intentions expressed in this Agreement.

                  G. Attorney's Fees. In the event of any judicial or other adversarial proceeding between the parties concerning this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees in addition to any other relief to which it may be entitled.

     H. Entire Agreement. This Agreement, together with the Commitment and any other instruments or agreements referred to herein constitute the entire agreement between the parties with respect to the Property.

     I.   Counterparts.   This   Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original.

         IN WITNESS WHEREOF, Seller and Buyer have entered into this Agreement as of the date shown hereinabove.


Signed, Sealed and Delivered
in the presence of:                      "BUYER"

                                   CNL________________________, a
                                   ___________________corporation


------------------------------
                                By:
                                   ------------------------------------
Name:
    --------------------------

------------------------------

Name:
    --------------------------




STATE OF FLORIDA
COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me this ____ day of _______________, 1998 by ____________________, as ______________________ of CNL
_____________________,    a    ____________________,    on    behalf    of   the
_______________________. He is personally known to me and did not take an oath.



                            --------------------------------------------------
                            Notary Signature


                            --------------------------------------------------
                            Printed Name

                            Notary Public, State of Florida
                            Commission Number:________________________________
                            My Commission Number:_____________________________

Signed, Sealed and Delivered
in the presence of:                                    "SELLER"

                                             ____________________________, a


                                             --------------
                                   By:
--------------------------------     ------------------------------------------
Name:
--------------------------------
                                   Name:
                                        ---------------------------------------
                                   As Its:
                                         --------------------------------------
--------------------------------
Name:
--------------------------------



STATE OF FLORIDA
COUNTY OF ORANGE

The foregoing instrument was acknowledged before me this ____ day of _______________, 1998 by __________________,as ____________ of
______________________________., a ___________________ corporation, on behalf of the corporation. He is personally known to me and did not take an oath.


                                      -----------------------------------------
                                      Notary Signature

                                      -----------------------------------------
                                      Printed Name
                                      Notary Public, State of Florida
                                      Commission Number:_______________________
                                      My Commission Number:____________________



                                     (SEAL)